UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): June 11, 2026

Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020
Houston,	Texas	77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: Not Applicable (Former name or former address, if changed since last report)	(713)	445-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Black Stone Minerals, L.P. (the “Partnership”) held its 2026 annual meeting of limited partners (the “Annual Meeting”) on June 11, 2026 via live webcast for the following purposes: (1) to elect directors to the Board of Directors (the “Board”) of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), each to serve until the 2027 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2026, and (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2025.

Proposal 1 – Election of Directors

Each of the twelve nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Thomas L. Carter, Jr.....................................................	75,261,407	2,665,427	56,466,393
Fowler T. Carter...........................................................	74,710,047	3,217,287	56,466,393
H. Taylor DeWalch......................................................	75,387,390	2,533,944	56,466,393
Carin M. Barth.............................................................	74,715,644	3,215,340	56,466,393
D. Mark DeWalch........................................................	65,571,752	12,360,912	56,466,393
Anne L. Hamman.........................................................	75,651,794	2,575,034	56,466,393
Jerry V. Kyle, Jr............................................................	74,659,270	3,296,714	56,466,393
Michael C. Linn............................................................	74,034,614	3,580,526	56,466,393
Ashley J. Longmaid......................................................	74,528,398	3,392,586	56,466,393
William E. Randall.......................................................	75,087,213	2,833,771	56,466,393
Alexander D. Stuart......................................................	74,316,776	3,604,208	56,466,393
James W. Whitehead.....................................................	74,727,188	3,205,538	56,455,151

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2026 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
133,664,053	470,980	257,983	0

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2025 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
73,430,230	2,962,917	1,534,291	56,465,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: June 16, 2026	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).
4